19 Borrowings	12 Months Ended
Dec. 31, 2019
Borrowings [abstract]
Borrowings
19	Borrowings

	2019 £’000	2018 £’000	2017 £’000
Current
Bank loans	-–	4	11
Lease liabilities	233	80	39
Government and research loans	179	284	311
Total	412	368	361
Non-current
Bank loans	–	–	5,207
Lease liabilities	912	170	29
Government and research loans	4,758	714	949
Total	5,670	884	6,185

Book values approximate to fair value at 31 December 2019, 2018 and 2017.

Obligations under finance leases are secured by a fixed charge over the fixed assets to which they relate.

Government loans in Spain

In September 2019, Midatech Pharma España SL received €6.6m of funding awarded under the Spanish Government Reindustrialization programme, following it providing a €2.9 million cash-backed guarantee. The funds are to be used to support Midatech’s manufacturing scale-up facilities construction. The loan is a term loan which carries an interest rate below the market rate and is repayable over periods through to 2029. The loan carries a default interest rate in the event of scheduled repayments not being met. On initial recognition, the loan is discounted at a market rate of interest with the credit being classified as a grant within deferred revenue. The deferred grant revenue is released to the consolidated statement of comprehensive income within research and development costs in the period to which the expenditure is recognised.

There are three other outstanding government loans which have been received by Midatech Pharma España SL for the finance of research, technical innovation and the construction of their laboratory. The loans are term loans which carry an interest rate below the market rate, and are repayable over periods through to 2024. The loans carry default interest rates in the event of scheduled repayments not being met. On initial recognition, the loans are discounted at a market rate of interest with the credit being classified as a grant within deferred revenue. The deferred grant revenue is released to the consolidated statement of comprehensive income within research and development costs in the period to which the expenditure is recognised.

The deferred revenue element of the government loans is designated within note 18 as deferred revenue and Government grants, the gross contractual repayment of the loans is disclosed in note 22.

Midcap Loan Facility

In December 2017, Midatech Pharma entered into a secured loan agreement with Midcap Financial Trust (MidCap). The total facility was for $15m to be drawn down in three separate tranches. Interest was charged on the outstanding balance of the loan at an annual rate of LIBOR plus 7.5% subject to a LIBOR floor of 1.25%. MidCap was granted 12,394 warrants to purchase shares which was equal to 2% of the amount funded divided by the Exercise Price of £8.40. The Exercise Price was calculated as the average closing price for the 30-day period prior to the date of grant. The loan was secured against the assets of the Group.

The first tranche of $7m was drawn down on 28 December 2017 and is disclosed under bank loans. This loan was repaid on 31 October 2018.